Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : Investor High 11/05/03

Pool Summary		COUNT	UPB	%
Conforming		525	$60,858,423.50	100.00%
Total:		525	$60,858,423.50	100.00%
Data as of Date: 2003-11-01
AVG UPB: $115,920.81
GROSS WAC: 5.7863%
NET WAC: 5.536%
% SF/PUD: 48.73%
% FULL/ALT: 76.28%
% CASHOUT: 38.03%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 58.46%
% FICO > 679: 81.58%
% NO FICO: 0.81%
WA FICO: 729
%FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CAL1FORNIA %: 36.71%
Latest Maturity Date: 20181101
Loans with Prepay Penalties: 0.00%

Product Type		COUNT	UPB	%
15 YR FXD		525	$60,858,423.50	100.00%
Total:		525	$60,858,423.50	100.00%

Original Balance		COUNT	UPB	%
$0.01-$50,000.00		81	$3,157,453.50	5.19%
$50,000.01 - $100,000.00		217	16,508,444.00	27.13
$100,000.01 - $150,000.00		108	13,313,067.00	21.88
$150,000.01 - $200,000.00		57	10,003,522.00	16.44
$200,000.01 - $250,000.00		22	4,918,609.00	8.08
$250,000.01 - $300,000.00		19	5,382,759.00	8.84
$300,000.01 - $350,000.00		12	3,862,700.00	6.35
$350,000.01 - $400,000.00		5	1,908,869.00	3.14
$400,000.01 - $450,000.00		2	870,000.00	1.43
$450,000.01 - $500,000.00		2	933,000.00	1.53
Total:		525	$60,858,423.50	100.00%
Minimum: $14,400.00
Maximum: $475,000.00
Average: $115,920.81

Unpaid Balance		COUNT	UPB	%
$0.01-$50,000.00		81	$3,157,453.50	5.19%
$50,000.01 - $100,000.00		217	16,508,444.00	27.13
$100,000.01 - $150,000.00		108	13,313,067.00	21.88
$150,000.01 - $200,000.00		57	10,003,522.00	16.44
$200,000.01 - $250,000.00		22	4,918,609.00	8.08
$250,000.01 - $300,000.00		19	5,382,759.00	8.84
$300,000.01 - $350,000.00		12	3,862,700.00	6.35
$350,000.01 - $400,000.00		5	1,908,869.00	3.14
$400,000.01 - $450,000.00		2	870,000.00	1.43
$450,000.01 - $500,000.00		2	933,000.00	1.53
Total:		525	$60,858,423.50	100.00%
Minimum: $14,400.00
Maximum: $475,000.00
Average: $115,920.81
Gross Rate		COUNT	UPB	%
5.251%-5.500%		119	$16,233,880.00	26.67%
5.501% - 5.750%		166	21,598,310.50	35.49
5.751% - 6.000%		140	14,900,583.00	24.48
6.001% - 6.250%		49	4,360,860.00	7.17
6.251% - 6.500%		30	2,520,930.00	4.14
6.501% - 6.750%		20	1,201,110.00	1.97
6.751% - 7.000%		1	42,750.00	0.07
Total:		525	$60,858,423.50	100.00%
Minimum: 5.500%
Maximum: 7.000%
Weighted Average:	5.786%

Net Rate		COUNT	UPB	%
5.001%-5.250%		119	$16,233,880.00	26.67%
5.251% - 5.500%		166	21,598,310.50	35.49
5.501% - 5.750%		140	14,900,583.00	24.48
5.751% - 6.000%		49	4,360,860.00	7.17
6.001% - 6.250%		30	2,520,930.00	4.14
6.251% - 6.500%		20	1,201,110.00	1.97
6.501% - 6.750%		1	42,750.00	0.07
Total:		525	$60,858,423.50	100.00%
Minimum: 5.250%
Maximum: 6.750%
Weighted Average:	5.536%

Original Term to Maturity		COUNT	UPB	%
121-180		525	$60,858,423.50	100.00%
Total:		525	$60,858,423.50	100.00%
Minimum: 121
Maximum: 180
Weighted Average:	180

Remaining Term to Stated Maturity		COUNT	UPB	%
61-120		1	$49,100.00	0.08%
121-180		524	60,809,323.50	99.92
Total:		525	$60,858,423.50	100.00%
Minimum: 120
Maximum: 180
Weighted Average:	178

Seasoning		COUNT	UPB	%
<=0		2	$249,700.00	0.41%
1 - 1		252	27,623,975.00	45.39
2-2		208	25,667,134.00	42.18
3-3		40	5,193,204.50	8.53
4-4		10	1,122,700.00	1.84
5-5		9	598,900.00	0.98
6-6		3	292,700.00	0.48
7-12		1	110,110.00	0.18
Total:		525	$60,858,423.50	100.00%
Minimum: 0
Maximum: 9
Weighted Average:	2

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster-gc2.cas	Nov 5, 2003 16:18	Page 1 of 4

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : Investor High 11/05/03

FICO Scores	COUNT	UPB	%
0-0	3	$491,000.00	0.81%
570-579	2	306,000.00	0.50
580-589	1	40,000.00	0.07
590-599	1	176,822.00	0.29
600-609	2	178,745.00	0.29
610-619	2	280,500.00	0.46
620-629	4	276,500.00	0.45
630-639	7	591,408.00	0.97
640-649	14	2,269,660.00	3.73
650-659	13	976,650.00	1.60
660-669	24	2,876,026.00	4.73
670-679	27	2,745,554.00	4.51
680-689	18	2,176,815.00	3.58
690-699	24	2,539,275.00	4.17
700-709	45	4,359,325.00	7.16
710-719	20	2,735,680.00	4.50
720-729	36	4,198,169.00	6.90
730-739	53	5,422,405.50	8.91
740-749	40	4,844,633.00	7.96
750-759	37	4,889,870.00	8.03
760-769	39	5,636,339.00	9.26
770-779	36	3,589,255.00	5.90
780-789	39	4,673,672.00	7.68
790-799	21	2,859,750.00	4.70
800-809	14	1,461,170.00	2.40
810-819	3	263,200.00	0.43
Total:	525	$60,858,423.50	100.00%
Minimum: 0
Maximum: 815
Weighted Average: 729

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$55,000.00	0.09%
15.001% - 20.000%	5	525,702.00	0.86
20.001% - 25.000%	10	808,985.50	1.33
25.001% - 30.000%	21	2,364,910.00	3.89
30.001% - 35.000%	22	3,002,088.00	4.93
35.001%-40.000%	28	3,331,221.00	5.47
40.001%-45.000%	46	6,012,674.00	9.88
45.001% - 50.000%	36	4,985,862.00	8.19
50.001% - 55.000%	35	3,668,917.00	6.03
55.001% - 60.000%	32	3,760,991.00	6.18
60.001%-65.000%	49	8,103,207.00	13.31
65.001%-70.000%	74	8,403,103.00	13.81
70.001% - 75.000%	46	5,013,760.00	8.24
75.001% - 80.000%	89	8,660,078.00	14.23
80.001% - 85.000%	6	468,475.00	0.77
85.001% - 90.000%	25	1,693,450.00	2.78
Total:	525	$60,858,423.50	100.00%
Minimum: 14.86%
Maximum: 90.00%
Weighted Average: 58.46%
Combined Loan To Value Ratio	COUNT	UPB	%
10.001%-15.000%	1	$55,000.00	0.09%
15.001% - 20.000%	5	525,702.00	0.86
20.001% - 25.000%	10	808,985.50	1.33
25.001% - 30.000%	21	2,364,910.00	3.89
30.001% - 35.000%	22	3,002,088.00	4.93
35.001% - 40.000%	28	3,331,221.00	5.47
40.001% - 45.000%	46	6,012,674.00	9.88
45.001% - 50.000%	36	4,985,862.00	8.19
50.001% - 55.000%	35	3,668,917.00	6.03
55.001% - 60.000%	32	3,760,991.00	6.18
60.001%-65.000%	49	8,103,207.00	13.31
65.001%-70.000%	74	8,403,103.00	13.81
70.001% - 75.000%	46	5,013,760.00	8.24
75.001% - 80.000%	89	8,660,078.00	14.23
80.001% - 85.000%	6	468,475.00	0.77
85.001% - 90.000%	25	1,693,450.00	2.78
Total:	525	$60,858,423.50	100.00%
Minimum: 14.86%
Maximum: 90.00%
Weighted Average: 58.46%

DTI	COUNT	UPB	%
-0.000%	347	$45,300,689.50	74.44%
1.001% - 6.000%	2	251,200.00	0.41
6.001%-11.000%	3	118,650.00	0.19
11.001% - 16.000%	11	1,002,450.00	1.65
16.001% - 21.000%	12	810,050.00	1.33
21.001% - 26.000%	24	3,042,819.00	5.00
26.001% - 31.000%	31	2,328,600.00	3.83
31.001% - 36.000%	29	2,331,775.00	3.83
36.001% - 41.000%	33	2,941,925.00	4.83
41.001% - 46.000%	33	2,730,265.00	4.49
Total:	525	$60,858,423.50	100.00%
Minimum: 0.000%
Maximum: 45.000%
Weighted Average: 31.463%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster-gc2.cas	Nov 5, 2003 16:18	Page 2 of 4

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : Investor High 11/05/03

Geographic Concentration	COUNT	UPB	%
California	137	$22,340,387.00	36.71%
Massachusetts	22	3,954,100.00	6.50
Illinois	30	3,687,146.00	6.06
New York	20	2,781,537.00	4.57
Texas	35	2,347,015.00	3.86
Virginia	19	2,284,988.00	3.75
Florida	26	2,152,082.00	3.54
Maryland	18	2,035,250.00	3.34
Ohio	20	1,661,800.00	2.73
North Carolina	18	1,594,905.00	2.62
New Jersey	13	1,539,055.00	2.53
Pennsylvania	22	1,449,320.00	2.38
Arizona	15	1,226,160.50	2.01
Missouri	15	1,177,250.00	1.93
Michigan	9	1,148,760.00	1.89
Colorado	9	1,125,801.00	1.85
Oregon	9	938,200.00	1.54
Indiana	15	789,110.00	1.30
Washington	7	779,800.00	1.28
Nevada	7	779,400.00	1.28
Louisiana	9	621,100.00	1.02
Minnesota	3	574,525.00	0.94
District Of Columbia	5	396,404.00	0.65
Connecticut	4	387,100.00	0.64
Rhode Island	2	320,000.00	0.53
Utah	3	271,500.00	0.45
Kentucky	5	264,700.00	0.43
Delaware	2	264,000.00	0.43
Arkansas	3	210,000.00	0.35
New Hampshire	1	200,000.00	0.33
Georgia	3	189,000.00	0.31
Tennessee	3	186,000.00	0.31
South Carolina	3	184,278.00	0.30
Kansas	2	163,500.00	0.27
Hawaii	2	163,000.00	0.27
Maine	1	131,900.00	0.22
Idaho	1	129,500.00	0.21
New Mexico	2	107,700.00	0.18
Iowa	1	92,000.00	0.15
Oklahoma	2	88,500.00	0.15
Vermont	1	74,000.00	0.12
Alabama	1	47,650.00	0.08
Total:	525	$60,858,423.50	100.00%

North-South CA	COUNT	UPB	%
States Not CA	388	$38,518,036.50	63.29%
South CA	95	15,628,731.00	25.68
North CA	42	6,711,656.00	11.03
Total:	525	$60,858,423.50	100.00%

Zip Code Concentration	COUNT	UPB	%
60612	5	$1,641,000.00	2.70%
91016	3	702,000.00	1.15
02459	2	670,000.00	1.10
22203	2	492,500.00	0.81
91789	2	489,500.00	0.80
Other	511	56,863,423.50	93.44
Total:	525	$60,858,423.50	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi Cash Out Refi Purchase	230 187 108	$27,099,311.50 23,147,032.00 10,612,080.00	44.53% 38.03 17.44
Total:	525	$60,858,423.50	100.00%

Document Type	COUNT	UPB	%
Alternate Income Only Full Streamline 1 Paystub/Assets Verified Employment Verification Only Unknown	307 100 51 26 28 11 2	$41,312,856.50 8,364,165.00 5,109,419.00 2,791,883.00 2,293,275.00 796,425.00 190,400.00	67.88% 13.74 8.40 4.59 3.77 1.31 0.31
Total:	525	$60,858,423.50	100.00%

Property Type	COUNT	UPB	%
Single Family Two Family Four Family Three Family Low Rise Condo (2-4 floors) Townhouse Pud Condomimium High Rise Condo (gt 8 floors) Mid Rise Condo (4-8 floors)	274 85 34 26 36 24 23 19 3 1	$27,541,869.50 10,584,058.00 6,666,939.00 5,717,200.00 3,771,084.00 2,262,796.00 2,114,425.00 1,775,700.00 385,550.00 38,802.00	45.26% 17.39 10.95 9.39 6.20 3.72 3.47 2.92 0.63 0.06
Total:	525	$60,858,423.50	100.00%

Occupancy	COUNT	UPB	%
Investor Occupied	525	$60,858,423.50	100.00%
Total:	525	$60,858,423.50	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	525	$60,858,423.50	100.00%
Total:	525	$60,858,423.50	100.00%
wa Term: 0.000

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	525	$60,858,423.50	100.00%
Total:	525	$60,858,423.50	100.00%

Silent 2nd	COUNT	UPB	%
N	525	$60,858,423.50	100.00%
Total:	525	$60,858,423.50	100.00%

Lien Position	COUNT	UPB	%
1	525	$60,858,423.50	100.00%
Total:	525	$60,858,423.50	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster-gc2.cas	Nov 5, 2003 16:18	Page 3 of 4

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : Investor High 11/05/03

Mortgage Ins.	COUNT	UPB	%
GEMICO	7	$710,250.00	1.17%
MGIC	5	245,200.00	0.40
PMI Mortgage Insurance	5	292,800.00	0.48
Republic Mortgage Insurance	9	467,575.00	0.77
United Guaranty	5	446,100.00	0.73
LTV <=80	494	58,696,498.50	96.45
Total:	525	$60,858,423.50	100.00%
%LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster-gc2.cas	Nov 5, 2003 16:18	Page 4 of 4